UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2006
SOUTHFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	1-13640 (Commission File Number)	63-1121255 (I.R.S. Employer Identification No.)
126 North Norton Avenue, Sylacauga, Alabama 35150
(Address of Principal Executive Offices / Zip Code)
(256) 245-4365
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 18, 2006, SouthFirst Bancshares, Inc. (the “Registrant”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(c) The following items are filed as exhibits to this report:
99.1 Press release, dated April 18, 2006, issued by Registrant
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHFIRST BANCSHARES, INC.
Dated: April 19, 2006	By:	/s/ Sandra H. Stephens
Sandra H. Stephens
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Item 99.1	Press release issued by SouthFirst Bancshares, Inc. on April 18, 2006